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                                                                  EXHIBIT 10.7

SCHEDULE OF AGREEMENTS OMITTED ON THE BASIS OF BEING SUBSTANTIALLY IDENTICAL TO
   THE AGREEMENTS FILED AS EXHIBITS 10.5.1, 10.5.2, 10.5.3, 10.6.1 AND 10.6.2
        (FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601 OF REGULATION S-K)


10.5.1  PARTICIPATION AGREEMENTS
        ------------------------

     The Participation Agreement, dated as of August 21, 1992, among Hughes Communications Galaxy, Inc. ("HCG"), Orion One, Inc., State Street Bank and Trust Company of Connecticut, National Association ("State Street"), Hughes Communications, Inc. ("HCI"), Wilmington Trust Company and BT Securities Corporation, filed with this Registration Statement as Exhibit 10.5.1, is one in a series of ten Participation Agreements which relate to sale-leaseback transactions involving the transponders aboard the Galaxy VII satellite. Each such sale-leaseback transaction is documented by a separate set of contracts, including separate Participation Agreements, each of which is substantially identical to the others. The only material difference in such agreements is the name of the trust that is a party to such agreement. Accordingly, as the name of the trust in the Participation Agreement filed as Exhibit 10.5.1 is "Orion One," the names of the trusts that are parties to the remaining nine Participation Agreements are "Orion Two," "Orion Three," "Orion Four" and so on, respectively.

     The schedules and exhibits attached to the Participation Agreements are different with respect to each Trust. However, because such schedules and exhibits are voluminous, they have not been filed.

10.5.2  FIRST AMENDMENTS TO PARTICIPATION AGREEMENT
        -------------------------------------------

     The First Amendment to Participation Agreement, dated as of December 24, 1992, among HCG, Orion One, Inc., State Street, HCI, Wilmington Trust Company and BT Securities Corporation, filed with this Registration Statement as Exhibit 10.5.2, amends the Participation Agreement filed as Exhibit 10.5.1. The remaining nine Participation Agreements are likewise amended by substantially identical contracts. One material difference in such agreements is the name of the trust that is a party to such agreement. Accordingly, as the name of the trust in the First Amendment to Participation Agreement filed as Exhibit 10.5.2 is "Orion One," the names of the trusts that are parties to the remaining nine First Amendments to Participation Agreement are "Orion Two," "Orion Three," "Orion Four" and so on, respectively. In addition, in the first and fourth "whereas" clauses and in section 1y of the First Amendment to Participation Agreement filed as Exhibit 10.5.2, the references to "Trust 1" are replaced by "Trust 2," "Trust 3," "Trust 4," and so on, respectively, in the First Amendments to Participation Agreement relating to the remaining nine trusts.

  Further, in the Trust 5 First Amendment to Participation Agreement to which Orion Five is a party, on page 13, the following paragraph is added to Section 3:

     "Transponder No. 7.  The parties agree that Transponder No. 7 shall be sold
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     to HCG as of the In-Service Date for a price equal to Special Termination
     Value therefor pursuant to a bill of sale and related documents as the parties shall reasonably determine."


  Finally, in the First Amendment to Participation Agreement to which Orion Seven is a party, on page 13, the following paragraph is added to Section 3:

     "Satisfaction of Conditions to Transfer.  If the Owner Participant is Orion
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     Two, Inc., then the parties hereto have been informed that Bankers Trust
     Company intends to sell the shares of Common Stock in the Owner Participant to State Street Bank and Trust Company ("State Street"). Each party has received on the date hereof a copy of the form of guarantee (labeled "Execution Copy (Form Submitted at Debt Closing)") to be
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     delivered by State Street pursuant to Section 13.02(a)(i) of the
     Participation Agreement and a form of the legal opinion of counsel for State Street (labeled "Execution Copy (Form Submitted at Debt Closing)") to be delivered pursuant to Section 13.02(a)(xi) of the Participation Agreement, each in connection with such sale. Each party agrees that, if such guarantee and such legal opinion are delivered at the consummation of such sale in the form received on the date hereof, then such guarantee and such legal opinion shall be deemed to have satisfied the relevant requirements of Section 13.02(a) of the Participation Agreement and Bankers Trust Company, as Parent, shall be released from all liabilities and obligations to the extent provided in Section 13.02(b) of the Participation Agreement."

10.5.3  SECOND AMENDMENTS TO PARTICIPATION AGREEMENT
        --------------------------------------------

  The Second Amendment to Participation Agreement, dated as of June 18, 1993, among HCG, Orion One, Inc., State Street, CIBC Inc., Internationale Nederlanden Lease Structured Company and BT Securities Corporation further amends the Participation Agreement filed as Exhibit 10.5.1 and is attached to this Registration Statement as Exhibit 10.5.3. The remaining nine Participation Agreements are likewise further amended by substantially identical contracts.
As with the original Participation Agreements, the only material difference among such agreements is the name of the trust that is a party to such agreement. Accordingly, as the name of the trust in the Second Amendment to Participation Agreement filed as Exhibit 10.5.3 is "Orion One," the names of the trusts that are parties to the remaining nine Second Amendments to Participation Agreement are "Orion Two," "Orion Three," "Orion Four" and so on, respectively.

10.6.1  LEASE AGREEMENTS
        ----------------

  The Lease Agreement, dated as of December 31, 1992, by and between HCG and State Street, attached to this Registration Statement as Exhibit 10.6.1 is one in a series of ten Lease Agreements which relate to the same sale-leaseback transactions to which the Participation Agreements relate. The only material difference among the ten Lease Agreements is the trust referenced in the preamble of each such agreement. Accordingly, as "Trust 1" appears in the preamble of the Lease Agreement filed as Exhibit 10.6.1, "Trust 2," "Trust 3," "Trust 4" and so on, respectively, appear in the preambles of the Lease Agreement related to the remaining nine trusts.

  The schedules and exhibits attached to the Lease Agreements are different with respect to each Trust. However, because such schedules and exhibits are voluminous, they have not been filed.

10.6.2  FIRST AMENDMENTS TO LEASE AGREEMENT
        -----------------------------------

     The First Amendment to Lease Agreement, dated as of June 18, 1993, by and between HCG and State Street, filed with this Registration Statement as Exhibit 10.6.2, amends the Lease Agreement filed as Exhibit 10.6.1. The Lease Agreements relating to Trusts 2 through 10 are likewise amended by substantially identical contracts. As with the original Lease Agreements, the only material difference among such agreements is the trust referenced in each such agreement. Accordingly, as "Trust 1" appears in "whereas" clauses 1 and 4 of the First Amendment to Lease Agreement filed as Exhibit 10.6.2, "Trust 2," "Trust 3," "Trust 4" and so on, respectively, appear in whereas clauses 1 and 4 of the Lease Agreement related to the remaining nine trusts.